UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) – NOVEMBER 3, 2008

Commission File Number: 333-144973

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2470 St. Rose Parkway, Suite 314, Henderson, NV
Henderson, NV  89074

(Address of principal executive offices, including zip code)

(702)  914-4300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A amends the Current Report on Form 8-K of Liberty Capital Asset Management, Inc. formerly Corporate Outfitters, Inc. (the "Company") filed on November 25, 2008, regarding the Company's acquisition of Liberty Capital Asset Management ("Liberty") a Nevada corporation. On November 3, 2008, Liberty Capital Asset Management completed a share exchange and asset purchase agreement.  The Company is purchasing from Liberty and its shareholders 100% of the issued and outstanding shares of Liberty for consideration of 10.5 million shares of the Company, of which 7.1 million have been issued  as of the date of this filing.  The sole purpose of this amendment is to provide the necessary disclosures as required in Item 2.01 (f) and audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

The Company

The acquired Company, Liberty Capital Asset Management (“Liberty Capital”), formerly CD Banc LLC was formed in 2003 as a Nevada corporation, with the purpose of acquiring real estate assets and holding them for long-term appreciation. In September of 2007, CD Banc LLC acquired an interest in HCI, a mortgage banking company with 28 FHA lending branches. In December of 2007, CD Banc acquired 4,926 non performing sub-prime mortgage loans from South Lake Capital for a total consideration of $5,000,000. Liberty Capital Asset Management, a Nevada corporation, was formed in July of 2008 as a holding company for all the assets of CD Banc LLC in contemplation of the company going public via a reverse merger into a publicly trading corporation. On November 1, 2008 Liberty Capital acquired all the outstanding shares of CD Banc LLC.  November 3, 2008, Liberty Capital Asset Management completed a share exchange and asset purchase agreement with Corporate Outfitters Inc., a publicly-traded Delaware corporation which subsequently changed its name to Liberty Capital Asset Management Inc., (“the Company”).  The Company  is currently traded on the OTC:BB under the symbol LCPM.

The Company maintains offices at 2470 Saint Rose Parkway, Suite 314, Henderson, Nevada 89074.  For more information on the history of the Company, please see “Business of the Company -- Historical Overview” below.

Business Development

The Company acquires pools of non performing loans and then re-performs those loans by restructuring the financial parameters such that the defaulted borrower can return to making payments in a timely manner again. The Company effects this by carefully analyzing the individual borrower’s payment history, defining just how much the borrower can afford to pay each month, and then restructuring the financial variables (interest rate, principal amount etc.) such that the borrower can afford the new payment. The loans are held for six months to one year and the new re-performing payment history creates loans having much more value than the partnership paid for it. The Company then either sells the loan or pool of reconditioned loans to a bulk purchaser or refinances the borrower out of the loan.

Market:  With the default and collapse of the sub-prime market over the last six months, we have found that we are highly experienced in the mitigation of losses due to the deep discounts now offered for distressed credit loans. With so many companies going out of business (www.mortgageimplode.com) and the ensuing panic, not only does the Company enjoy a great business opportunity from having a functional loan resolution platform for fee income, but the Company is also in the mainstream of the discount loan deal flow. This unique view gives the Company an opportunity to view loan pools slated for scratch & dent disposition and compare them to the results the Company has achieved with other pools The Company has worked with.

Business Proposition The Company has analyzed the existing marketplace of loans and segmented it into three categories, each with their unique traits which affect yield and ROI. The table below indicates the segmentation of the market.

Loan Type	Description	Price range	Workout strategy
Sub Prime Performing	Violated payment but now current	50% - 70% Of face value	Hold for long-term recovery of face value
Sub-Prime Non-performing	Continues a pattern of sporadic or partial payment	30% - 50% Of face value	Hold for long term recovery of face value
Structurally Impaired	Unwilling or unable to make payments	1% - 30% Of face value	Restructure loan so borrowers can make a payment at any level. Re-establish credit. Refinance loan as the take out.

Evaluation of Segmentation of Loan market:

•
Sub-Prime Performing – these loans are contractually current but may have been delinquent in the past.  If newly originated loans are delinquent in the first 1-3 months it is most likely that they will not be eligible for sale in the secondary market and thus fall into the scratch and dent category.  Other characteristics that could render an otherwise performing loan as S & D include inadequate loan documentation, a deficient appraisal, past credit deficiencies, or non-conforming loan to value or income ratios. Borrowers here have FICO scores between 550 and 680. Although the loan may be current, borrowers with this credit profile have a history of not making their payment obligations on time or even defaulting.

Assessment: An investment strategy built around purchasing loan pools in this category and paying current market rates of 50% to 70% of face value in the hope that a long term hold will recover the face value is flawed.

These loans are like slightly spoiled fruit. Initially it doesn’t look too bad, but if left out and not refrigerated, will rot. Time will only decline the value here, not improve it.

•
Sub-Prime Non Performing – these loans are not contractually current but borrowers may have entered into a modification or catch-up plan with the lender and are therefore current on what is known as a “recency” basis.  Often times, these loans will temporarily become past due as a result of the borrower experiencing job loss, medical problems and expenses or a divorce. Characteristics of these borrowers are similar to category 1 above except that the FICO scores of the borrowers in this category are lower.

Assessment: These loans will decay much more rapidly than those in category 1 since there is already a default present in most of the portfolio. The value of these pools declines over time.

•
Structurally Impaired – these are the lowest quality loans as the borrower is delinquent, not currently making regular payments and not expected to do so in the immediate future.  For these loans, the Company views the primary source of recovery as the restructuring of the loans by direct contact with the borrower. An affordable payment structure must be renegotiated involving reduction of principal amount owed via forgiveness of debt and/or reduction of interest rate. If this fails, the sale of the collateral property following a foreclosure auction or receipt of a deed from the borrower in lieu of foreclosure is the recovery remedy.

Assessment: This category provides the only option for gain on the assets as the structural composition of the loan is being amended to conform to the borrower’s actual ability to make a payment. As such, the likelihood that the face value of the loan can be realized is greater than the other two categories. Recovery is approximately 12 months.

Competition:

Our research has uncovered that while many players in the scratch and dent (“S&D”) space offer some of the asset recovery and liquidation services, there is a need in the marketplace for a full-service loss mitigation company.  While some offer to purchase troubled assets, none offers the QC training combined with control of liquidation via complete hospital warehousing, allowing lenders to remain whole during the diligence process. Below is a list of several companies that have entered the loss mitigation field during 2008. Results of their efforts are unknown.

•	Black Rock/Highfields Capital Mgt.
•	Franklin Credit Management
•	Bayview Financial
•	Litton Loan Servicing
•	GRP Financial

OFFICERS AND DIRECTORS

Name/Position	Age
Michael A Barron, CEO	58
Joseph A. Cosio-Barron, President	60
Lee W. Shorey, CFO and Secretary	63

Michael A. Barron, Managing Director and CEO, 58

From March 1995-1998, Mr. Barron pioneered the first nationwide commercially deployed video conference mortgage financing platform for Intel Corporation which as a licensed mortgage banker and broker in 20 states funded over $1 billion in closed loans. In November 1988, he founded and served as President, until 1992, of Finet Holdings Corporation (NASDAQ:FNCM), a publicly traded mortgage broker and banking business specializing in e-mortgage financing on site in real estate offices and remote loan origination via the Internet (www.finet.com). In June 1979, TRW hired Mr. Barron to develop its real estate information services division (TRW/REIS) that acquired 11 companies in the field and eventually became the world’s largest repository of real estate property information - Experian. Mr. Barron was a founder of Citidata, the first electronic provider of computerized real estate multiple listing services (MLS) in the nation from 1975 to 1979. Mr. Barron was the Senior Planner for the City of Monterey where he was the HUD liaison for the City’s downtown redevelopment project. He master planned the city’s redevelopment of famous Cannery Row, Fisherman’s Wharf, and was Secretary of the Architectural Review Committee. Mr. Barron holds a B.S. degree from California Polytechnic University and has completed courses in the MBA program at UCLA.

Joseph A. Cosio-Barron , Managing Director - Legal and President, 60

Prior to joining the Company from 1996-2002 Mr. Cosio-Barron served as the Managing Partner and President of CBS Consultants, Inc. a financial firm offering highly specialized services in Securities compliance, development and lending for hotels, resorts, and casinos. From 1991-1996 he served as the Executive Vice President of Finet Holdings Corporation, a Delaware Corporation. As Executive Vice President, he was entirely responsible for all securities compliance and legal affairs. From 1980-1990 he served as President of Terra West Construction, a company, which he founded which in addition to building single-family subdivisions, strip, centers, duplex and four plex units also developed syndications and formed limited partnerships for large-scale developments throughout California. From 1973-1980, he served as Senior Vice-President of Multi-Financial Corporation, a real estate investment firm that both owns and manages commercial, retail, and residential income properties in Northern California. Mr. Cosio-Barron holds a BA in Business Management, San Francisco State College, and a Law Degree from Golden Gate University.

Lee W. Shorey, CFO and Secretary,  63

Mr. Shorey was the Controller and CFO for Virtual Mortgage Network Inc from April 1995 through August 1998. While there his responsibilities included all Human Resources activities and Benefits Administration for 300+ employees, administration of payroll, assisting with general accounting activities, supervise training and facilities. Served on Board of Directors for 1 ½ years. From January 1991 to March 1995 Mr. Shorey was Controller for Finet Corporation (NASDQ:FNCM).  He managed all general accounting activities. Set goals for production staff. Prepared monthly analysis of cash flow including payroll, benefits, licensing issues and legal compliance. Included on Management Committee to prepare and review budgets, growth planning and analysis of plan vs. actual results. Prepared material for potential investors, assisted activities with various private placements, assisted with CPA audits of the Company records. From January 1987 to January 1991, he was Vice President Operations at American Financial Network Inc. He supervised activities related to sales development. Developed policy and procedures manuals for maintaining client statistics for general operations and business development.  Initiated and implemented an accounting and tracking system for real estate office sales activities. Supervised the accounting set-up and trained accounting staff in document preparation.

At present, the Company has no independent directors.

Compensation and Employment Agreements:

Our employment agreement with Michael Barron requires him to perform the duties of Managing Director - at an annual salary of $120,000.  He is entitled to receive 1,000,000 shares of restricted stock, which vests ratably on a monthly basis during the first two years of the term of the agreement.  He is also entitled to receive an option to purchase 1,000,000 shares of common stock at a price of $0.50 per share.  In addition, Mr. Barron is entitled to receive a performance bonus if our actual revenues and net income equals or exceeds projected revenues and net income.  His performance bonus will be equal to the percentage of his annual salary equal to 50% plus the percentage by which actual income exceeds projected income.  He is entitled to the same benefits afforded to other executives.  He is also entitled to a car allowance of $1,000 per month.  His employment agreement provides that if we terminate him without cause, he is entitled to receive a lump sum payment equal to twice his annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.

Our employment agreement with Joseph Cosio-Barron requires him to perform the duties of Managing Director – Legal at an annual salary of $120,000.  He is also entitled to receive 1,000,000 shares of restrictive stock, which vests ratably on a monthly basis during the first two years of the term of the agreement.  He also received an option to purchase 1,000,000 shares of common stock at a price of $0.50 per share.  In addition, Mr. Cosio-Barron is entitled to receive a performance bonus if our actual revenues and net income equals or exceeds projected revenues and net income.  His performance bonus will be equal to the percentage of his annual salary equal to 50% plus the percentage by which actual income exceeds projected income.  He is entitled to the same benefits afforded to other executives.  He is also entitled to a car allowance of $1,000 per month.  His employment agreement provides that if we terminate him without cause, he is entitled to receive a lump sum payment equal to twice his annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.

Director Compensation:

We currently do not compensate our directors for attending Board meetings, but we do reimburse them for out-of-pocket expenses. Each Director receives an annual issuance of 50,000 shares for service on the Board of Directors.

Stock Option Plan:

Our Board of Directors has adopted a stock option plan and reserved an aggregate of 2,500,000 shares of common stock for grants of restricted stock and stock options under the plan.  The purpose of the plan is to enhance the long-term stockholder value of the Company by offering opportunities to officers, directors, employees and consultants of the Company to participate in our growth and success, and to encourage them to remain in the service of the Company and acquire and maintain stock ownership in the Company.

As of December 5, 2008, there were no outstanding options to purchase shares of common stock other than those held by Michael Barron and Joseph Cosio-Barron.

The plan is currently administered by our Board of Directors, which has the authority to select individuals who are to receive grants under the plan and to specify the terms and conditions of each restricted stock grant and each option to be granted, the vesting provisions, the option term and the exercise price.  Unless otherwise provided by the Board of Directors, an option granted under the plan expires 10 years from the date of grant (5 years in the case of an incentive option granted to a holder of 10% or more of the shares of the Company’s outstanding common stock) or, if earlier, three months after the optionee’s termination of employment or service.  Options granted under the plan are not generally transferable by the optionee except by will or the laws of descent and distribution and generally are exercisable during the lifetime of the optionee only by such optionee.  The plan is subject to the approval of the stockholders within 12 months after the date of its adoption.

The plan will remain in effect for 10 years after the date of its adoption by our Board of Directors.  The plan may be amended by the Board of Directors without the consent of the “Company’s stockholders, except that any amendment, although effective when made, will be subject to stockholder approval if required by any Federal or state law or regulation or by the rules of any stock exchange or any automated quotation system on which the Company’s common stock may then be listed or quoted.  The number of shares received under the plan and the number of shares subject to outstanding options are subject to adjustment in the event of stock splits, stock dividends and other extraordinary corporate events.

RISK FACTORS

We are subject to various risks that may materially harm our business, financial condition and results of operations.  You should carefully consider the risks and uncertainties described below and the other information in this filing before deciding to purchase our common stock.  If any of these risks or uncertainties actually occurs, our business, financial condition or operating results could be materially harmed.  In that case, you could lose all or part of your investment.

Although the Company has been profitable to date, there is no assurance it will remain profitable.

Because we expect our operating costs will increase to accommodate expected growth in loan applications, we will need to generate significant revenues to maintain profitability.  Although our revenues have grown in recent quarters, we may not achieve sufficient revenues for profitability.  Even if we achieve profitability, we may not sustain or increase profitability on a quarterly or annual basis in the future. If revenues grow more slowly than we anticipate, or if operating expenses exceed our expectations or cannot be adjusted accordingly, our business, results of operations and financial condition will be adversely affected.  Our independent certified public accountants have included an explanatory paragraph in their report stating that these factors, among others, raise substantial doubt about our ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 8 to the Financial Statements and in Management’s Discussion and Analysis of Financial Condition and Results of Operations included in this Memorandum.

We Have a Limited Operating History and Consequently Face Significant Risks and Uncertainties.

As a result of our limited operating history, our recent growth and our reporting responsibilities as a public company, we may need to expand operational, financial and administrative systems and control procedures to enable us to further train and manage our employees and coordinate the efforts of our accounting, finance, marketing, and operations departments.

Our Quarterly Financial Results are Vulnerable to Significant Fluctuations and Seasonality, Which Could Adversely Affect Our Stock Price.

Our revenues and operating results may vary significantly from quarter to quarter due to a number of factors. Certain months or quarters have historically experienced a greater volume of loan applications and funded loans.  As a result, we believe that quarter-to-quarter comparisons of our operating results are not a good indication of our future performance. It is possible that in some future periods our operating results may be below the expectations of public market analysts and investors. In this event, the price of our common stock may fall.

We Have Recently Experienced Significant Growth in Our Business, and If We Are Unable to Manage this Growth, Our Business Will Be Adversely Affected.

Over the past year we have experienced significant growth, which has placed a strain on our resources and will continue to do so in the future. Our failure to manage this growth effectively could adversely affect our business. We may not be successful in managing or expanding our operations or maintaining adequate management, financial and operating systems and controls. Our headcount has grown substantially.

Our Business Will be Adversely Affected if We Are Unable to Safeguard the Security and Privacy of Our Customers’ Financial Data.

We retain on our premises personal financial documents that we receive from prospective borrowers in connection with their loan applications.  These documents are highly sensitive and if a third party were to misappropriate our customers’ personal information, customers could possibly bring legal claims against us. We cannot assure you that our privacy policy will be deemed sufficient by our prospective customers or compliant with any federal or state laws governing privacy, which may be adopted in the future.

If We Fail To Comply With The Numerous Laws And Regulations That Govern Our Industry, Our Business Could Be Adversely Affected.

Our business must comply with extensive and complex rules and regulations of, and licensing and examination by, various federal, state and local government authorities.  These rules impose obligations and restrictions on our residential loan brokering and lending activities.  In particular, these rules limit the broker fees, interest rates, finance charges and other fees we may assess, require extensive disclosure to our customers, prohibit discrimination and impose on us multiple qualification and licensing obligations.  We may not always have been and may not always be in compliance with these requirements.  Failure to comply with these requirements may result in, among other things, revocation of required licenses or registrations, loss of approved status, voiding of loan contracts or security interests, rescission of mortgage loans, class action lawsuits, administrative enforcement actions and civil and criminal liability.

The Loss Of Any Of Our Executive Officers Or Key Personnel Would Likely Have An Adverse Effect On Our Business.

Our future success depends to a significant extent on the continued services of our senior management and other key personnel, particularly Michael A. Barron.  The loss of the services of Mr. Barron or other key employees would also likely have an adverse effect on our business, results of operations and financial condition.  We do maintain “key person” life insurance for our key personnel.

Our Business Will Be Adversely Affected If We Are Unable To Protect Our Intellectual Property Rights From Third Party Challenges Or If We Are Involved In Litigation.

Trademarks and other proprietary rights are important to our success and our competitive position.  Although we seek to protect our trademarks and other proprietary rights through a variety of means, we cannot assure you that the actions we have taken are adequate to protect these rights.  We may also license content from third parties in the future and it is possible that we could face infringement actions based upon the content licensed from these third parties.

A large percentage of our stock is owned by relatively few people, including officers and directors.

As of December 05, 2008, our officers and directors beneficially owned or controlled a total of 3,550,000 shares, or approximately forty three (43%) of our outstanding common stock.  If you purchase Shares covered by this Memorandum, you may be subject to certain risks due to the concentrated ownership of our common stock.  For example, these stockholders could, if they were to act together, affect the outcome of stockholder votes, which could, among other things, affect elections of directors, delay or prevent a change in control or other transaction that might be beneficial to you as a stockholder.

Future sales of shares of our common stock, which are eligible for sale by our stockholders, may decrease the price of our common stock.

We had 8,377,779 shares of common stock outstanding on December 05, 2008.  Thirty nine percent (39%) of these shares are “restricted securities” under Rule 144 of this Securities Act of 1933.  An additional 2,853,175 shares underlying options and warrants outstanding on December 05, 2008 will be restricted securities if and when they are issued.  Restricted securities may be sold only if they are registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available.  Generally, stockholders may sell restricted securities without registration after having held them for six months (or one year if we fail to file timely reports with the SEC).  Actual sales, or the prospect of sales by our present stockholders or by future holder of restricted securities under Rule 144, or otherwise, may, in the future, have a depressive effect on the market price of our common stock.

Risk of Low Priced Securities.

We do not currently satisfy the criteria for quotation of our common stock on the NASDAQ Small Cap Market.  Accordingly, trading in our common stock is currently conducted in the over-the-counter market on the NASD’s “Electronic Bulletin Board”.  As a result, investors could find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our common stock.

Our common stock is subject to Rule 15g-9 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), which imposes additional sales practice requirements on broker-dealers which sell such securities to persons other than established customers and “accredited investors” (generally, individuals with net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses).  For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale.  Consequently, the rule may adversely affect the ability of broker-dealers to sell the Company’s securities and may adversely affect the ability of purchasers to sell any of the securities acquired hereby in the secondary market.

Commission regulations define a “penny stock” to be any non-NASDAQ equity security that has a market price (as therein defined) of less than $5.00 per share or with an exercise price of less that $5.00 per share, subject to certain exceptions.  For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the Commission relating to the penny stock market.  Disclosure is required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations for the securities.  Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.  The foregoing penny stock restrictions apply to the Company’s common stock as of the date of this prospectus.  These restrictions could limit the ability of broker-dealers to sell our securities and thus the ability of purchasers of our securities to resell them in the secondary market.

We do not anticipate paying dividends.

We have never paid any cash dividends on our common stock since our inception, and we do not anticipate paying cash dividends in the foreseeable future.  Any dividends, which we may pay in the future, will be at the discretion of our Board of Directors and will depend on our future earnings, any applicable regulatory considerations, our financial requirements and other similarly unpredictable factors.  For the foreseeable future, we anticipate that earnings, if any, will be retained for the operation and expansion of our business.

The securities sold in the offering are subject to significant restrictions on transfer.

The securities offered hereby have not been registered under the Securities Act or under applicable state securities laws.  Accordingly, the securities may not be sold or transferred unless they are subsequently registered under the Securities Act and under applicable state securities laws, or unless an exemption from such registration is then available.  The securities purchased pursuant to this Offering will be “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.

Possible conflicts of interest exist in related party transactions.

Our Board of Directors consists of Michael A. Barron, Joseph A. Cosio-Barron, Gary Cusamano, and Justin Yorke, two of whom are executive officers and principal shareholders of the Company.  Thus, there has in the past existed the potential for conflicts of interest in transactions between the Company and such individuals or entities in which such individuals have an interest.  We have attempted to ensure that any such transactions were entered into on terms that were no less favorable than could have been obtained in transactions with unrelated third parties.

In addition to the risks mentioned herein, businesses are often subject to risks not foreseen or fully appreciated by management.  In reviewing this Memorandum, potential investors should keep in mind other potential risks that could be pertinent and/or important.

DESCRIPTION OF SECURITIES

The following statements do not purport to be complete and are qualified in their entirety by reference to the detailed provisions of the Company’s Articles of Incorporation and Bylaws, copies of which will be furnished to an investor upon written request therefore.

General

We are authorized to issue 75,000,000 shares of common stock, $0.0001 par value.

Common Stock

There were 8,377,779 shares of common stock outstanding as of  December 31, 2008.  The holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders and are not entitled to cumulate their votes in the election of directors.  The holders of common stock are entitled to any dividends that may be declared by the Board of Directors out of funds legally available therefore subject to the prior rights of holders of any outstanding shares of preferred stock and any contractual restrictions we have against the payment of dividends on common stock. In the event of our liquidation or dissolution, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding shares of preferred stock.  Holders of common stock have no preemptive or other subscription rights and no right to convert their common stock into any other securities.

Warrants

As of December 05, 2008, there were warrants outstanding to purchase a total of 2,853,175 shares of our common stock.  These warrants may be exercised at prices ranging from $1.50 to $2.00 and expire between 2008 and 2013.

Principal Stockholders

The following table sets forth, as of the date of this filing, the name and the approximate number of shares of common stock of the Company owned of record or beneficially by each person who owns of record, or is known by the Company to own beneficially, more than five percent (5%) of the Company’s common stock, and the name and shareholdings of each officer and director, and of all officers and directors as a group as of the date of this Memorandum and as adjusted to reflect the sale of the securities offered hereby.

Principal Stockholders

Principal Stockholder’s Name	Number of Shares Owned	Percentage
Excalibur Consulting	1,146,250	13.68%
David Jordan	413,236	4.93%
CBS Consultants, Inc.	898,750	10.73%
South Lake Capital, LLC	885,031	10.56%

LEGAL PROCEEDINGS

To the knowledge of the officers and directors of the Company, neither the Company nor any of its officers or directors is a party to any material legal proceeding or litigation and such person know of no material legal proceeding or litigation contemplated or threatened.  None of the officers or directors has been convicted of a felony or misdemeanor relating to securities or performance in corporate office.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

      A.  Financial Statements of Business Acquired

            (i)   The audited balance sheets of Liberty Capital Asset Management, Inc., formerly CD Banc LLC., as of December 31, 2007 and December 31, 2006, and the related consolidated statements of operations, stockholders' equity and cash flows, are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            (ii)  The unaudited balance sheets of Liberty Capital Asset Management, Inc., formerly CD Banc LLC. as of September 30, 2008 and the related statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 2008 are attached hereto as Exhibit 99.2 and is incorporated herein for reference.

      B.  Pro Forma Financial Information

            (i)   Liberty Capital Asset Management, Inc., formerly Corporate Outfitters Inc., consolidated unaudited pro forma combined financial information as of September 30, 2008 and March 31, 2008, are attached hereto as Exhibit 99.3 and is incorporated herein for reference.

   (ii)  Liberty Capital Asset Management, Inc., formerly Corporate Outfitters Inc., consolidated unaudited pro forma combined financial information as of September 30, 2008 and March 31, 2008, to give effect to the year end as if it were December 31, are attached hereto as Exhibit 99.4 and is incorporated herein for reference.

      C.  Exhibits

            Listed below are all exhibits to this Current Report of Form 8-K/A.

Exhibit Number	Description

99.1	CD Banc LLC., Audited Financial Statements for December 31, 2007 and December 31, 2006.

99.2	CD Banc LLC, unaudited financial statements for the nine months ended September 30, 2008.

99.3	Liberty Capital Asset Management, Inc., Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2007 and the six months ended September 30, 2008.

99.4	Liberty Capital Asset Management, Inc., Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2007 and the nine months ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2009	Liberty Capital Asset Management, Inc.

By: /s/ Michael A. Barrron
Chief Executive Officer